SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                  JULY 24, 1996



                           PROTECTIVE LIFE CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                        1-12332                95-2492236
 (State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)              File Number)         Identification No.)


                2801 HIGHWAY 280 SOUTH, BIRMINGHAM, ALABAMA     35223
               (Address of principal executive offices)      (Zip Code)


        Registrant's telephone number, including area code (205) 879-9230


                                       N/A
         (Former name or former address, if changed since last report.)


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Item 5.   Other Events.

     On July 24, 1996, Registrant issued a press release with respect to its earnings which is included as an Exhibit to this Current Report and incorporated by reference herein:

Item 7.   Financial Statements and Exhibits

    (c)   Exhibits

     The following exhibits are included herein. Exhibit 12 listed below is filed with reference to the Registration Statements on Form S-3 (Registration Nos. 33-3435, 33-55063 and 33-528311) of Protective Life Corporation and PLC Capital L.L.C.

        Exhibit 12: Computation of Ratios of Consolidated Earnings to Fixed
                    Charges.

        Exhibit 99: Press Release Dated July 24, 1996.







                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                    PROTECTIVE LIFE CORPORATION


                              BY/s/JERRY W. DEFOOR
                                   Jerry W. DeFoor
                                   Vice President and Controller

Dated:   July 26, 1996


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                                 Exhibit Index

Exhibit Number                Description

     12.            Computation of Ratios of Consolidated
                    Earnings to Fixed Charges

     99.            Press Release Dated July 24, 1996.

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